SEGMENTS, MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION - Reconciliation of Operating Income (loss) of Reportable Segments (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Operating income (loss)
Total operating income (loss) of reportable segments	$ (9,675)	$ (6,516)	$ (11,599)
Financial expenses, net	(335)	(538)	(303)
Income (loss) before income taxes	$ (10,010)	$ (7,054)	$ (11,902)